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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 21, 2002

                           ---------------------------


                            KINDRED HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        001-14057              61-1323993
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)


                             680 South Fourth Street
                              Louisville, Kentucky
                    (Address of principal executive offices)
                                   40202-2412
                                   (Zip Code)

       Registrant's telephone number, including area code: (502) 596-7300

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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Items 5.  Other Events and Regulation FD Disclosure.

         On August 21, 2002, Kindred Healthcare, Inc. (the "Company") announced the resignation of Donald D. Finney as the President of the Company's health services division. The Company also announced that Paul J. Diaz, President and Chief Operating Officer of the Company, will assume responsibility for the operations of the Company's health services division on an interim basis.

         A copy of the press release is included as an exhibit to this filing.

Item 7.  Financial Statements and Exhibits.

          (a)     Financial statements of businesses acquired.

                  Not applicable.

          (b)     Pro forma financial information.

                  Not applicable.

          (c)     Exhibits.

                  Exhibit 99.1 Press Release dated August 21, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KINDRED HEALTHCARE, INC.



Dated:  August 21, 2002                        By: /s/ Richard A. Lechleiter
                                                   -------------------------
                                                   Richard A. Lechleiter
                                                   Senior Vice President, Chief
                                                   Financial Officer and
                                                   Treasurer



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